DREYFUS MUNICIPAL RESERVES
LETTER TO SHAREHOLDERS
Dear Shareholder:
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    We are pleased to report the performance for Dreyfus Municipal Reserves for the 12- month period ended October 31, 1997, as shown in the following table:
                                                                        Yield                   Effective Yield*
                                                                   ______________                _____________
           Investor Shares........................                      2.91%                        2.95%
           Class R Shares.........................                      3.11%                        3.15%
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ECONOMIC ENVIRONMENT
Steady Growth, Low Inflation Continues
    The U.S. economy maintained its ongoing strength during the 12-month reporting period. While growth of the Gross Domestic Product (GDP) slowed slightly during second-quarter 1997 to 3.3% from 4.9% in the first quarter, most summer and fall statistics continued to indicate healthy growth. The index of leading economic indicators rose solidly in July and August, as did retail spending, construction spending, and industrial production. In fact, despite the UPS strike - when some companies may have slowed output due to nonshipment of parts needed for their production lines - recent production gains have been vigorous enough to surpass the torrid pace of capacity expansion.  While recent economic data suggest a slight weakness in the economy, most analysts view this as temporary and maintain their optimistic view longer term on the domestic economy.
    In the past, robust economic growth has been a traditional harbinger of higher inflation. However, this expansion has not followed suit thus far.
Consumer prices, excluding food and energy costs, have remained muted (a
+2.2% annual rate this year, down from 2.6% last year). However, there are hints that inflationary pressures may be building. Energy prices have moved up and labor markets remain tight, with the nation's unemployment rate in
October hitting a 24-year low of 4.7%. Consequently, these factors, along with the labor-friendly UPS strike settlement, could push up inflation and prompt the Federal Reserve Board (the "Fed") to tighten short-term interest rates in response. Contrastingly, the Asian financial crisis should help keep inflation down.
The Fed Remains Patient: Inflation Stays Low
    Despite several indications that the Fed would most likely continue to tighten monetary policy to slow down the robust economy, the Fed has not raised short-term interest rates since its March meeting. In April and May, the yields of money market securities rose in expectation of another Fed hike, but the Fed failed to act and rates fell to their current levels near the Federal Funds target rate. Then, in his October 8 congressional testimony, Fed Chairman Greenspan warned that the nation's economy was still growing too fast, implying that the Fed might need to raise short-term rates in order to cool it off. In public comments following the onset of the Asian financial crisis and the late-October stock market correction, however,
Greenspan adopted a more conciliatory tone, making it fairly clear that these developments have lessened the chances of a Fed tightening for at least several months.  The resulting impact was short-term interest rates that ended this reporting period slightly lower.
MARKET ENVIRONMENT
    The municipal market concluded the annual reporting period on a solid footing once again, as favorable supply and demand dynamics increased the relative yield ratios between Treasuries and municipal money market securities to recent historical highs. Thus, although the period's falling interest rates drove down yields on virtually all money market securities, municipal securities fared better than their taxable counterparts.
    Demand was moderate with high volatility in the stock and bond markets prompting many investors to position more of their assets in cash or cash-equivalent instruments. However, as many municipalities took advantage of lower interest
rates to refinance older debt, supply surged more than it normally does in the seasonally heavy period of September and October. The resulting supply/demand imbalance forced up relative yield ratios between tax-exempt and taxable money market investments, thereby making municipal money market investments remain extremely attractive to taxpayers in the maximum Federal and state tax brackets.
    Federal budget negotiations may also have influenced municipal money market performance during the period. Over the summer, Congress considered eliminating a 1972 law that allows corporations to buy municipal securities and enjoy the benefits of their tax-exempt income. Although this step was not taken and corporations remain eligible to participate in the municipal market, the discussions dampened the enthusiasm of many corporate buyers and kept many away from the market for the remainder of the 12-month period.
PORTFOLIO OVERVIEW
    In this environment of steady growth, low inflation, and relative municipal money market strength, your Fund's conservative investment strategy achieved positive returns once again. One key element of that strategy involved maintaining a relatively neutral weighted average maturity of between 45 - 65 days.  Since March, when the Fed last raised short-term interest rates, we believed that muted inflationary pressures made it unlikely that the Fed would raise interest rates again before the end of the period. In fact, the Fed did not act, although the market did experience some brief bouts of interest rate fluctuation as participants tried to gauge when and if the Fed might act again. Amid this uncertainty, the Fund's moderate weighted average maturity enabled it to earn attractive tax-exempt income while protecting net asset value.
    Within the portfolio, we continued to maintain a significant position in variable-rate securities, which contributed strongly to Fund performance over the period. Variable-rate securities have yields that reset daily and weekly based on traditional money market indexes including the prime lending rate, the Federal Funds rate, and the LIBOR Index.** Because of their liquidity, these variable-rate securities also provided the Fund with the flexibility to take advantage of higher yields from fixed-rate securities yields as they became available.
    Going forward, we currently expect to maintain the Fund's present position of relative neutrality and flexibility. While there is no clear indication that the Fed will raise interest rates, we remain on guard against that possibility. In addition, we currently are continuing to avoid securities issued by Asian financial institutions in order to protect the portfolio against potential negative fallout from that region's economic difficulties.
                              Sincerely,
                          [John Flahive signature logo]
                              John Flahive
                              Portfolio Manager
November 18, 1997
New York, N.Y.
*  Effective yield takes into account the effect of compounding and is based upon dividends declared daily and reinvested monthly.
**The London Interbank Offered Rate ("LIBOR") is "the rate that most creditworthy international banks dealing in Eurodollars charge each other for large loans." - John Downes and Elliot Goodman, Dictionary of Finance and
Investment Terms  (New York, Barron's, 1995) s.v.
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DREYFUS MUNICIPAL RESERVES
STATEMENT OF INVESTMENTS                                                                                     OCTOBER 31, 1997

                                                                                                     Principal
Tax Exempt Investments-100.0%                                                                         Amount            Value
                                                                                                        ______         ______
Alabama-4.2%
Phoenix City Industrial Development Board, Environmental Improvement Revenue,
VRDN
  (Mead Coated Board Project):
    4.15%, Series A (LOC; Toronto-Dominion Bank) (a,b)......................                    $    7,500,000  $   7,500,000
    4.15% (LOC; Bayerische Vereinsbank) (a,b)...............................                         1,500,000      1,500,000
Alaska-.8%
Alaska Industrial Development Authority, Revenue, VRDN (Providence Medical
Office Building)
  3.60% (LOC; Kredietbank) (a,b)............................................                         1,660,000      1,660,000
Alaska Industrial Development and Exempt Authority, Exempt Facilities
Revenue, VRDN
  (Fairbanks Gold Mining)
  3.75% (LOC; Union Bank of Switzerland) (a,b)..............................                           100,000        100,000
Arizona-3%
Cochise County Pollution Control Corporation, SWDR (Arizona Electric Power
Co-op Inc. Project)
  3.80%, 3/1/98 (Liquidity; National Rural Utility Co-Op)...................                         3,000,000      3,000,000
Pinal County Industrial Development Authority, PCR, Refunding, VRDN
  (Magma Copper Co. Project)
  3.60% (LOC; Banque Nationale de Paris) (a,b)..............................                         2,400,000      2,400,000
Salt River Project Agriculture Improvement and Power District, Electric
Systems Revenue,
  Prerefunded 8.25%, Series E, 1/1/98 (Escrowed in; U.S. Government Securities)                      1,000,000      1,007,403
Arkansas-1.3%
Clark County, SWDR, VRDN (Reynolds Metal Co. Project)
  3.75% (LOC; Sun Trust Bank) (a,b).........................................                         2,800,000      2,800,000
California-1.3%
Eastern Municipal Water District, Water and Sewer Revenue, COP, Refunding,
VRDN
  3.35%, Series B (Insured; FGIC and SBPA; Rabobank Nederland) (a)..........                           200,000        200,000
Fairfield Industrial Development Authority, IDR, VRDN (R. Dakin and Co.
Project)
  3.50% (LOC; Bank of America) (a,b)........................................                           600,000        600,000
Regional Airports Improvement Corporation of Los Angeles,
  Terminal Facilities Completion Revenue, VRDN (Los Angeles International
Airport)
  4.15% (LOC; Societe Generale) (a,b).......................................                         2,000,000      2,000,000
Colorado-5%
Arapahoe County School District Number 005, TAN (Cherry Creek) 4.50%, 6/30/98                        4,000,000      4,016,701
State of Colorado, COP (Refunding and Acquisition Projects)
  4.75%, 11/1/97 (Insured; AMBAC)...........................................                         2,750,000      2,750,000
Dove Valley Metropolitan District of Arapohoe County, Revenue, Refunding
  3.90%, Series B, 11/1/97 (LOC; Banque Nationale de Paris) (b).............                         1,000,000      1,000,000
Interstate South Metropolitan District, Refunding
  3.75%, Series B, 11/1/97 (LOC; Banque Nationale de Paris) (b).............                           975,000        975,000
Regional Transportation District of Colorado, COP, VRDN (Transit Vehicles
Project)
  3.75%, Series A (LOC; State Street Bank and Trust) (a,b)..................                         2,000,000      2,000,000

DREYFUS MUNICIPAL RESERVES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                         OCTOBER 31, 1997

                                                                                                     Principal
Tax Exempt Investments (continued)                                                                    Amount            Value
                                                                                                        ______         ______
Connecticut-.9%
State of Connecticut Special Assessment Unemployment Compensation Advance Fund, Revenue
  (Connecticut Unemployment)
  3.90%, Series C, 7/1/98 (Insured; FGIC)...................................                    $    2,000,000 $    2,000,000
District of Columbia-3.3%
District of Columbia:
  Revenue 6%, Series A, 6/1/98 (Insured; MBIA)..............................                         1,000,000      1,011,893
  TRAN 4.50%, Series B, 9/30/98
  (LOC: Morgan Guaranty Trust Co. and Union Bank of Switzerland) (b)........                         4,500,000      4,524,865
  VRDN 3.70% (LOC; First Union National Bank) (a,b).........................                         1,500,000      1,500,000
Florida-2.5%
Florida Multi-Family Housing Finance Agency, Refunding, VRDN
  3.80%, Series E (LOC; Comerica Bank) (a,b)................................                         1,200,000      1,200,000
Hillsborough County Port District, Special Purpose Revenue, Refunding, VRDN
  (IMC Fertilizer) 3.65% (LOC; Rabobank Nederland) (a,b)....................                         2,100,000      2,100,000
West Orange Memorial Hospital, Tax District Revenue, CP
  3.70%, Series A-2, 12/10/97 (LOC; Rabobank Nederland) (b).................                         2,000,000      2,000,000
Georgia-3.8%
Chatham County Hospital Improvement Authority, Refunding, Revenue
  (Memorial Medical Center) 4.15%, Series A, 1/1/98 (Insured; AMBAC)........                         1,090,000      1,090,430
City of Dalton, Utilities Revenue, Refunding 4%, 1/1/98 (Insured; MBIA).....                         2,015,000      2,016,136
State of Georgia, Revenue 6.75%, Series E, 3/1/98...........................                         3,000,000      3,029,375
Municipal Electric Authority, VRDN (Project One)
  3.70%, Subseries E (LOC; ABN-Amro Bank) (a,b).............................                         2,000,000      2,000,000
Illinois-7.2%
Alsip, IDR, VRDN (Ardco Inc. Project) 3.75% (LOC; Harris Trust and Savings Bank) (a,b)               1,455,000      1,455,000
Burbank, IDR, VRDN (Service Merchandise Co. Inc.)
  3.65% (LOC; Canadian Imperial Bank of Commerce) (a,b).....................                           400,000        400,000
City of Chicago, VRDN 3.60%, Series B (LOC; Canadian Imperial Bank of Commerce) (a,b)                1,000,000      1,000,000
Chicago O'Hare International Airport, General Airport Revenue, VRDN (Second
Lien):
  3.65%, Series B (LOC; Societe Generale) (a,b).............................                           680,000        680,000
  3.75%, Series B (LOC; Bayerische Landesbank) (a,b)........................                           400,000        400,000
Illinois Development Finance Authority, VRDN:
  IDR (Columbia Graphics Corp. Project)
  3.75% (LOC; Harris Trust and Savings Bank) (a,b)..........................                         2,000,000      2,000,000
  Revenue:
  (Aurora Central Catholic High School) 3.65% (LOC; Northern Trust Co.) (a,b)                        1,000,000      1,000,000
  (Saint Paul's House Project) 3.65% (LOC; Lasalle National Bank) (a,b).....                         1,625,000      1,625,000
  (Residential Rental-F.C. Harris Pavilion Project) 3.70% (LOC; FNMA) (a,b).                           200,000        200,000
Illinois Educational Facilities Authority, Revenues, VRDN (Aurora University)
  3.70% (LOC; Harris Trust and Savings Bank) (a,b)..........................                           500,000        500,000

DREYFUS MUNICIPAL RESERVES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                         OCTOBER 31, 1997

                                                                                                     Principal
Tax Exempt Investments (continued)                                                                    Amount            Value
                                                                                                        ______         ______
Illinois-7.2%
City of Naperville, IDR, VRDN (Service Merchandise Co.,Inc. Project)
  3.65% (LOC; Canadian Imperial Bank of Commerce) (a,b).....................                    $    1,800,000  $   1,800,000
City of New Lenox, IDR, VRDN (Panduit Corp. Project)
  3.65% (LOC; Commerzbank) (a,b)............................................                         1,300,000      1,300,000
City of Zion, Revenue, VRDN (H & M Enterprises LLC Project)
  3.80%, Series A (LOC; Federal Home Loan Bank) (a,b).......................                         3,030,000      3,030,000
Indiana-4.9%
City of Auburn, EDR, VRDN (RJ Tower Corp. Project)
  3.90% (LOC; Comerica Bank) (a,b)..........................................                           275,000        275,000
Fort Wayne Hospital Authority, HR, VRDN (Parkview Memorial Hospital)
  3.60%, Series B (LOC; Bank of America) (a,b)..............................                           900,000        900,000
Indiana Development Finance Authority, Exempt Facility Revenue, VRDN (Mid
America Project 8)
  3.75% (LOC; ABN-Amro Bank) (a,b)..........................................                         2,300,000      2,300,000
Indiana Educational Facilities Authority, Revenue, VRDN
  (University of Notre Dame Du Lac Project)
  3.55% (Liquidity; First National Bank of Chicago) (a).....................                           800,000        800,000
Indiana Housing Finance Authority, MFHR, VRDN (Pedcor Investments)
  3.75% (LOC; Federal Home Loan Bank) (a,b).................................                         1,840,000      1,840,000
Whiting, PCR, (Amoco Project-Standard Oil)
  3.80%, 2/15/98 (Corp. Guaranty; Amoco Credit Corp)........................                         4,420,000      4,420,229
Iowa-.7%
Cedar Rapids, Revenue 4.75%, Series B, 6/1/98...............................                         1,450,000      1,456,122
Kansas-2.6%
City of Burlington, PCR, Refunding, CP (Kansas City Power and Light):
  3.65%, Series B, 11/6/97 (LOC; Societe Generale) (b)......................                         3,500,000      3,500,000
  3.75%, Series A, 2/12/98 (LOC; Toronto-Dominion Bank) (b).................                         2,100,000      2,100,000
Kentucky-.5%
Mayfield, Multi-City Lease Revenue, VRDN (League of Cities Funding Trust)
  3.80% (LOC; PNC Bank) (a,b)...............................................                         1,000,000      1,000,000
Maryland-1%
Howard County, Consolidated Public Improvement Revenue 6.90%, Series A, 5/15/98                      1,000,000      1,016,515
State of Maryland, Prerefunded
  7%, Second Series, 1/1/98 (Escrowed in; U.S. Government Securities).......                         1,000,000      1,022,619
Massachusetts-1.4%
Massachusetts Bay Transportation Authority, Notes 4.25%, Series A, 2/27/98..                         3,000,000      3,005,894
Michigan-2.6%
Lanse Creuse Public Schools, Refunding, Revenue
  6%, 5/1/98 (BPA; Qualified School Bank Loan Fund).........................                         1,000,000      1,010,633

DREYFUS MUNICIPAL RESERVES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                         OCTOBER 31, 1997

                                                                                                     Principal
Tax Exempt Investments (continued)                                                                    Amount            Value
                                                                                                        ______         ______
Michigan (continued)
Meridian Economic Development Corporation, LOR, VRDN (Service Merchandice Co., Inc. Project)
  3.65% (LOC; Canadian Imperial Bank of Commerce) (a,b).....................                    $      600,000 $      600,000
Michigan Building Authority, Revenue, CP
  3.75%, Series 1, 3/2/98 (LOC; Canadian Imperial Bank of Commerce) (b).....                         3,000,000      3,000,000
Michigan Municipal Bond Authority, RAN 4.50%, 8/8/98........................                         1,000,000      1,005,074
Minnesota-.7%
Saint Cloud Health Care Facilities, Revenue, VRDN (Saint Cloud Hospital)
  3.65%, Series A (LOC; Rabobank Nederland) (a,b)...........................                         1,500,000      1,500,000
Missouri-1%
Clay County Public School District Number 53, Revenue (Liberty Direct Deposit
Program)
  4.25%, 3/1/98.............................................................                         1,000,000      1,001,102
Kansas City Industrial Development Authority, MFHR, VRDN
  (Timberline Village Apartments Project)
  3.65% (LOC; Bank of America) (a,b)........................................                         1,300,000      1,300,000
Montana-.8%
Butte-Silver Bow, PCR, Refunding, VRDN (Rhone-Poulenc Inc. Project)
  3.65% (LOC; Banque Nationale de Paris) (a,b)..............................                         1,705,000      1,705,000
Nevada-4.4%
Clark County, VRDN:
  Airport Improvement Revenue, (Second Lein)
    3.75%, Series A-2 (LOC; Union Bank of Switzerland) (a,b)................                           100,000        100,000
  IDR:
    (Nevada Cogeneration Project)
    4.35%, Series A (LOC; Canadian Imperial Bank of Commerce) (a,b).........                         7,000,000      7,000,000
    (Nevada Power Co. Project) 3.80%, Series A (LOC; Barclays Bank) (a,b)...                         1,000,000      1,000,000
City of Las Vegas, Revenue, Prerefunded
  7.80%, 11/1/97 (Escrowed in; U.S. Government Securities and Insured; MBIA)                         1,300,000      1,326,000
New Hampshire-1.7%
New Hampshire Higher Educational and Health Facilities Authority, Revenue
  (Dartmouth Educational Loan Corp.) 3.95%, 6/1/98 (Guaranteed by; Dartmouth College)                3,555,000      3,555,000
New York-.7%
Babylon Industrial Development Agency, RRR, VRDN (Equity Babylon Project)
  4.05% (LOC; Union Bank of Switzerland) (a,b)..............................                           400,000        400,000
New York City Municipal Water Finance Authority, Water and Sewer Systems
Revenue, VRDN
  4% Series G (Insured; FGIC) (a)...........................................                         1,200,000      1,200,000
New Jersey-1.9%
State of New Jersey, CP
  3.75%, Series 97A, 1/13/98 (SBPA: Bank of Nova Scotia and Commerzbank)....                         4,000,000      4,000,000

DREYFUS MUNICIPAL RESERVES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                         OCTOBER 31, 1997

                                                                                                     Principal
Tax Exempt Investments (continued)                                                                    Amount            Value
                                                                                                        ______         ______
New Mexico-2.1%
State of New Mexico, TRAN 4.50%, 6/30/98....................................                    $    4,500,000  $   4,518,337
North Carolina-7.8%
Halifax County Industrial Facilities and Pollution Control Financing
Authority,
  Exempt Facilities Revenue, VRDN (Westmoreland)
  4.25% (LOC; Credit Suisse) (a,b)..........................................                         5,400,000      5,400,000
North Carolina Educational Facilities Finance Agency, Revenue, VRDN
  (Bowman Gray School Medical Project)
  3.65% (LOC; Wachovia Bank) (a,b)..........................................                         2,200,000      2,200,000
Wake County Industrial Facilities and Pollution Control Financing Authority,
Revenue, VRDN
  (Carolina Power and Light Co. Project)
  4.20% (LOC; Sumitomo Bank) (a,b)..........................................                         9,100,000      9,100,000
Ohio-1.1%
Ohio Air Quality Development Authority, VRDN (JMG Funding Limited
Partnership)
  3.75%, Series A (LOC; Societe Generale) (a,b).............................                           200,000        200,000
Ohio Housing Finance Agency, MFHR, VRDN (Pine Crossing)
  4.05%, Series A (LOC; Sumitomo Bank) (a,b)................................                         1,135,000      1,135,000
Ohio Public Facilities Commission, Higher Education Facilities Revenue
  6.25%, Series 11-A, 5/1/98 (Insured; AMBAC)...............................                         1,000,000      1,012,314
Oregon-1.4%
City of Portland, Special Obligation Revenue, VRDN (Horizon Air Insurance
Inc. Project)
  4.15% (LOC; Bank of Montreal) (a,b).......................................                         3,000,000      3,000,000
Pennsylvania-5.1%
Bucks County Industrial Development Authority, Revenue, VRDN (SHV Real Estate
Inc.)
  3.70% (LOC; ABN-Amro Bank) (a,b)..........................................                           200,000        200,000
Chartiers Valley Industrial and Commercial Development Authority,
  Commercial Development Revenue, VRDN (William Penn Place Project)
  4.10% (LOC; PNC Bank) (a,b)...............................................                           900,000        900,000
Delaware County Industrial Development Authority, PCR, CP (Philadelphia
Electric Co.)
  3.70%, Series B, 2/5/98 (Insured; FGIC)...................................                         2,200,000      2,200,000
Jeannette Health Service Authority, HR, VRDN (Jeanette District Memorial
Hospital Project)
  3.65% (LOC; PNC Bank) (a,b)...............................................                           600,000        600,000
Lehigh County Industrial Development Authority, PCR, VRDN (Allegheny Electric
Co-op)
  3.85% (LOC; Rabobank Nederland) (a,b).....................................                           120,000        120,000
Montgomery County Industrial Development Authority, Revenue, Refunding, CP
  (Philadelphia Electric Co.)
  3.75%, Series A, 2/12/98 (LOC; Canadian Imperial Bank of Commerce) (b)....                         3,000,000      3,000,000
Moon Industrial Development Authority, IDR, VRDN (Executive Office
Association Project)
  3.65% (LOC; PNC Bank) (a,b)...............................................                         1,250,000      1,250,000
Quakertown General Authority, Revenue, VRDN (Pooled Financing Program)
  3.70%, Series A (LOC; PNC Bank) (a,b).....................................                           800,000        800,000

DREYFUS MUNICIPAL RESERVES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                         OCTOBER 31, 1997

                                                                                                     Principal
Tax Exempt Investments (continued)                                                                    Amount            Value
                                                                                                        ______         ______
Pennsylvania (continued)
Schuylkill County Industrial Development Authority, Revenue, VRDN (Pine Grove Landfill Inc.)
  4.25% (LOC; Meridian Bancorp Inc.) (a,b)..................................                    $     445,000   $     445,000
Warren County Hospital Authority, Revenue, VRDN (Warren General Hospital
Project)
  3.65%, Series B (LOC; PNC Bank) (a,b).....................................                           900,000        900,000
Washington County Industrial Development Authority, IDR, Refunding, VRDN
  (Wetterau Finance Co. Project) 3.65% (LOC; PNC Bank) (a,b)................                           500,000        500,000
South Carolina-4.3%
South Carolina Job-Economic Development Authority, EDR, VRDN (Wellman Inc.
Project)
  4.25% (LOC; Wachovia Bank and Trust Co.) (a,b)............................                         9,275,000      9,275,000
Tennessee-.7%
Knox County Industrial Development Board, Industrial Revenue, VRDN
  (Service Merchandise Co., Inc.)
  3.65% (LOC; Canadian Imperial Bank of Commerce) (a,b).....................                         1,500,000      1,500,000
Texas-6.2%
Dallas Industrial Development Corporation, IDR, VRDN (Sealed Power Corp.)
  3.70% (LOC; National Bank of Detroit) (a,b)...............................                         1,100,000      1,100,000
City of Fort Worth, Refunding, Revenue 4.75%, Series A, 3/1/98..............                         1,000,000      1,002,698
Gulf Coast Industrial Development Authority, Marine Terminal Revenue
  (Amoco Oil Co. Project) 3.75%, 12/1/97 (Corp. Guaranty; Amoco Credit Corp.)                        3,000,000      3,000,000
Lower Neches Valley Authority, PCR (Chevron USA Inc. Project)
  3.75%, 2/17/98 (Corp. Guaranty; Chevron USA Inc.).........................                         1,200,000      1,200,000
North Texas Higher Education Authority, Student Loan Revenue, Refunding, VRDN
  3.70%, Series A (BPA; Student Loan Marketing Association and Insured; AMBAC) (a)                   2,200,000      2,200,000
Nueces County Health Facilities Development Corporation, Revenue, VRDN
  (Driscoll Childrens Foundation) 3.70% (LOC; Bank One) (a,b)...............                         2,395,000      2,395,000
Rockwall Industrial Development Corporation, IDR, VRDN (Columbia Extrusion
Corp.)
  3.80% (LOC; U.S. National Bank of Oregon) (a,b)...........................                         1,400,000      1,400,000
City of San Antonio, Electric and Gas Revenue, Prerefunded
  8%, 2/1/98 (Escrowed in; U.S. Goverment Securities and Insured; FGIC).....                         1,000,000      1,030,084
Utah-3.2%
State of Utah, CP 3.70%, Series 97B, 11/13/97 (LOC; Toronto-Dominion Bank) (b)                       4,500,000      4,500,000
City of West Jordan, TRAN 4.10%, 6/30/98....................................                         2,470,000      2,470,000
Virginia-3.9%
Campbell County Industrial Development Authority, Exempt Facility Revenue,
VRDN
  (Hadson Power 12) 4.25%, Series A (LOC; Barclays Bank) (a,b)..............                         3,100,000      3,100,000
Hopewell Industrial Development Authority, Revenue, VRDN (Hadson Power 13)
  4.25%, Series A (LOC; Credit Suisse) (a,b)................................                         1,000,000      1,000,000
Southhampton County, Industrial Development Authority, Revenue, VRDN (Hadson
Power 11)
  4.25%, Series A (LOC; Credit Suisse) (a,b)................................                         4,300,000      4,300,000

DREYFUS MUNICIPAL RESERVES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                         OCTOBER 31, 1997

                                                                                                     Principal
Tax Exempt Investments (continued)                                                                    Amount            Value
                                                                                                        ______         ______
Washington-.5%
Port Seattle Industrial Development Corporation, Revenue, Refunding, VRDN
  (Sysco Food Services Project) 3.70% (a)...................................                    $    1,000,000 $    1,000,000
Putnam County, IDR, VRDN (FMC Corp.) 3.85% (LOC; Union Bank of Switzerland) (a,b)                      700,000        700,000
West Virginia-1.6%
West Virginia Public Energy Authority, Energy Revenue, CP
  (Morgantown Association Project) 3.85%, Series A, 12/5/97 (LOC; Swiss Bank Corp.) (b)              2,800,000      2,800,000
Wisconsin-1.9%
Milwaukee County, Corp. Purpose Revenue 5%, Series A, 12/1/97 (Insured; FGIC)                        1,525,000      1,526,649
State of Wisconsin, Revenue, Pre-Refunding
  6.50%, Series A, 5/1/98 (Escrowed in; U.S. Government Securities).........                         2,500,000      2,555,842
Wyoming-2%
Green River, Revenue, VRDN (Rhone Poulenc Inc. Project)
  4.25% (LOC; Societe Generale) (a,b).......................................                         4,300,000      4,300,000
                                                                                                                _____________
TOTAL INVESTMENTS (cost $214,546,915).......................................                                     $214,546,915
                                                                                                                =============

DREYFUS MUNICIPAL RESERVES

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA        Municipal Bond Investors Assurance
BPA           Bond Purchase Agreement                                          Insurance Corporation
COP           Certificate of Participation                       MFHR        Multi-Family Housing Revenue
CP            Commercial Paper                                   PCR         Pollution Control Revenue
EDR           Economic Development Revenue                       RAN         Revenue Anticipation Notes
FNMA          Federal National Mortgage Association              RRR         Resources Recovery Revenue
FGIC          Financial Guaranty Insurance Company               SBPA        Standby Bond Purchase Agreement
HR            Hospital Revenue                                   SWDR        Solid Waste Disposal Revenue
IDR           Industrial Development Revenue                     TAN         Tax Anticipation Notes
LOC           Letter of Credit                                   TRAN        Tax and Revenue Anticipation Notes
LOR           Limited Obligation Revenue                         VRDN        Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
_______                            ________                       __________________         ___________________
F1+/F1                             VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)              80.5%
F2                                 VMIG2/MIG2, P2                 SP2, A2                            1.4
AAA/AA (e)                         Aaa/Aa (e)                     AAA/AA (e)                        16.9
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                      1.2
                                                                                                   ______
                                                                                                   100.0%
                                                                                                   ======

Notes to Statement of Investments:
  (a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
  (b)      Secured by letters of credit. At October 31, 1997, 68.3% of the
           Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks and brokerage firms.
  (c) Fitch currently provides creditworthiness information for a limited number of investments.
  (d) P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
  (e) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
  (f)      Securities which, while not rated by Fitch, Moody's and Standard &
           Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
  (g)      At October 31, 1997, the Fund had $71,435,000 (33.4% of net
           assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from industry.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL RESERVES
STATEMENT OF ASSETS AND LIABILITIES                                                                               OCTOBER 31, 1997
                                                                                                          Cost          Value
                                                                                                         _____          _____
ASSETS:                          Investments in securities-See Statement of Investments           $214,546,915   $214,546,915
                                 Interest receivable........................                                        1,433,448
                                                                                                                _____________
                                                                                                                  215,980,363
                                                                                                                _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                        107,310
                                 Due to Distributor.........................                                               63
                                 Cash overdraft due to Custodian............                                        2,229,056
                                 Interest payable-Note 3....................                                              662
                                                                                                                _____________
                                                                                                                    2,337,091
                                                                                                                _____________
NET ASSETS..................................................................                                     $213,643,272
                                                                                                                =============
REPRESENTED BY:                  Paid-in capital............................                                     $213,544,758
                                 Accumulated undistributed investment income-net106,861
                                 Accumulated net realized gain (loss) on investments                                   (8,347)
                                                                                                                _____________
NET ASSETS..................................................................                                     $213,643,272
                                                                                                                =============
                                                  NET ASSET VALUE PER SHARE
                                                _____________________________
                                                                                               Investor Shares Class R Shares
                                                                                                ______________ ______________
Net Assets..................................................................                      $ 19,485,596   $194,157,676
Shares Outstanding..........................................................                        19,476,541    194,067,616
NET ASSET VALUE PER SHARE...................................................                             $1.00          $1.00
                                                                                                         =====          =====
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL RESERVES
STATEMENT OF OPERATIONS                                                                           YEAR ENDED OCTOBER 31, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                        7,933,250
EXPENSES:                        Management fee-Note 2(a)...................                        $1,080,023
                                 Legal fees-Note 4..........................                            41,689
                                 Distribution fees (Investor Shares)-Note 2(b)                          35,730
                                 Interest Expense-Note 3....................                               662
                                                                                                   ___________
                                     Total expense..........................                                        1,158,104
                                                                                                                  ___________
INVESTMENT INCOME-NET.......................................................                                        6,775,146
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 1(b):
                                 Net realized gain (loss) on investments....                     $      (8,347)
                                 Net unrealized appreciation (depreciation) on investments                             (1,423)
                                                                                                   ___________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                           (9,770)
                                                                                                                  ___________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $6,765,376
                                                                                                                  ===========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL RESERVES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                               Year Ended        Year Ended
                                                                                            October 31, 1997 October 31, 1996
                                                                                            ________________ ________________
___
OPERATIONS:
  Investment income-net....................................................                   $    6,775,146   $    7,431,410
  Net realized gain (loss) on investments..................................                           (8,347)         136,101
  Net unrealized appreciation (depreciation) on investments................                           (1,423)           1,423
                                                                                               _____________    _____________
        Net Increase (Decrease) in Net Assets Resulting from Operations....                        6,765,376        7,568,934
                                                                                               _____________    _____________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Investor shares........................................................                         (521,578)        (481,550)
    Class R shares.........................................................                       (6,145,132)      (6,949,860)
  Net realized gain on investments:
    Investor shares........................................................                           (8,836)             ---
    Class R shares.........................................................                         (126,412)             ---
                                                                                               _____________    _____________
        Total Dividends....................................................                       (6,801,958)      (7,431,410)
                                                                                               _____________    _____________
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold:
    Investor shares........................................................                       38,468,521       13,776,159
    Class R shares.........................................................                      741,371,690      922,707,532
  Dividends reinvested:
    Investor shares........................................................                          518,619          469,830
    Class R shares.........................................................                        1,517,481        1,964,486
  Cost of shares redeemed:
    Investor shares........................................................                      (33,577,469)     (17,943,271)
    Class R shares.........................................................                     (769,871,228)    (908,996,571)
                                                                                               _____________    _____________
        Increase (Decrease) in Net Assets from Capital Stock Transactions..                      (21,572,386)      11,978,165
                                                                                               _____________    _____________
          Total Increase (Decrease) in Net Assets..........................                      (21,608,968)      12,115,689
NET ASSETS:
  Beginning of Period......................................................                      235,252,240      223,136,551
                                                                                               _____________    _____________
  End of Period............................................................                    $ 213,643,272    $ 235,252,240
                                                                                               =============    =============
Undistributed investment income (Distributions in excess of investment income)-net             $     106,861    $      (1,575)
                                                                                               _____________    _____________
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL RESERVES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                        Investor Shares
                                                                         ____________________________________________
                                                                                     Year Ended October 31,
                                                                         ____________________________________________
PER SHARE DATA:                                                            1997         1996         1995        1994(1,2)
                                                                           ____         ____         ____        ____
    Net asset value, beginning of period...................             $  1.00      $  1.00      $  1.00     $  1.00
                                                                           ____         ____         ____        ____
    Investment Operations:
    Investment income-net..................................                .030         .029         .032        .012
                                                                           ____         ____         ____        ____
    Distributions:
    Dividends from investment income-net...................               (.029)       (.029)       (.032)      (.012)
    Dividends from net realized gain on
      investments..........................................               (.001)           -            -           -
                                                                           ____         ____         ____        ____
    Total Distributions....................................               (.030)       (.029)       (.032)      (.012)
                                                                           ____         ____         ____        ____
    Net asset value, end of period.........................              $ 1.00       $ 1.00       $ 1.00      $ 1.00
                                                                           ====         ====         ====        ====
TOTAL INVESTMENT RETURN....................................                3.00%        2.96%        3.28%       1.23% (3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets................                 .72%         .70%         .70%        .70% (4)
    Ratio of net investment income
      to average net assets................................                2.92%        2.92%        3.33%       2.11% (4)
    Net Assets, end of period (000's Omitted)..............             $19,486      $14,074      $17,764      $1,161
(1)  Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994,
     Mellon Bank, N.A. served as the Fund's investment manager.
(2)  The Fund commenced selling Investor shares on April 20, 1994. Those shares outstanding prior to April 4, 1994 were redesignated as Trust shares. Effective October 17, 1994, the Fund's Trust shares were reclassified as Class R shares.
(3)  Not annualized.
(4)  Annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL RESERVES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                    Class R Shares
                                                               ______________________________________________________
                                                                                Year Ended October 31,
                                                               ______________________________________________________
PER SHARE DATA:                                                  1997        1996        1995        1994(1,2)   1993
                                                                 ____        ____        ____        ____        ____
    Net asset value, beginning of period.........             $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                                 ____        ____        ____        ____        ____
    Investment Operations:
    Investment income-net........................                .032        .031        .034        .023(3)     .021(4)
                                                                 ____        ____        ____        ____        ____
    Distributions:
    Dividends from investment income-net.........               (.031)      (.031)      (.034)      (.023)      (.021)
    Dividends from net realized gain on
      investments................................               (.001)        -             -           -           -
                                                                 ____        ____        ____        ____        ____
    Total Distributions..........................               (.032)      (.031)      (.034)      (.023)      (.021)
                                                                 ____        ____        ____        ____        ____
    Net asset value, end of period...............             $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                                 ====        ====        ====        ====        ====
TOTAL INVESTMENT RETURN..........................                3.21%       3.17%       3.48%       2.29%       2.10%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .52%        .50%        .50%        .51%(5)     .50%
    Ratio of net investment income
      to average net assets......................                3.10%       3.11%       3.41%       2.30%       2.08%
    Net Assets, end of period (000's Omitted)....            $194,158    $221,178    $205,373    $205,105    $187,830
(1)  Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994,
     Mellon Bank, N.A. served as the Fund's investment manager.
(2)  The Fund commenced selling Investor shares on April 20, 1994. Those shares outstanding prior to April 4, 1994 were redesignated as Trust shares. Effective October 17, 1994, the Fund's Trust shares were reclassified as Class R shares.
(3)  Net investment income before expenses reimbursed by the investment adviser for the year ended October 31, 1994 was $.0218.
(4)  For the year ended October 31, 1993, the investment adviser reimbursed expenses of the Fund amounting to $.0024 per share.
(5)  Annualized expense ratio before expenses reimbursed by the investment adviser for the year ended October 31, 1994 was .61%.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL RESERVES
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Municipal Reserves (the "Fund") is a series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering seventeen series including the Fund. The Fund's investment objective is to seek income exempt from federal income tax consistent with stability of principal by investing in tax-exempt municipal obligations. The Dreyfus Corporation (Manager) serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (Mellon Bank).
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 1 billion of $.001 par value Capital Stock in each of the following classes of shares: Investor Class and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.
    Investment income, net of expenses (other than class specific expenses), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.
    (c) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused Capital loss carryover of approximately $8,300 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1997. If not applied, the carryover expires in fiscal 2005.
    At October 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS MUNICIPAL RESERVES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2-INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $25,000 per year. These fees pertain to the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manger to the non-interested Director.
    (b) Distribution plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act relating to its Investor shares. Under the Plan, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Class R shares bear no distribution fee. During the period October 31, 1997, the Fund was charged $35,730 for the Investor shares pursuant to the plan.
    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.
NOTE 3-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed Funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. At October 31, 1997, there were no outstanding borrowings under the line of credit.
    The average daily amount of borrowings outstanding during the period ended October 31, 1997 was approximately $10,800, with a related weighted average annualized interest rate of 6.11%. The maximum amount borrowed at any time during the period ended October 31, 1997 was $2.1 million.
NOTE 4-DEFAULTED SECURITY:
    On December 13, 1996, Middlesex County, Massachusetts defaulted on payment of principal and interest on $1,500,000 (principal amount) County Hospital Revenue Anticipation Notes held by the Fund. On June 17, 1997, the Fund received $575,269 from Middlesex County, consisting of a $520,158 principal payment and a $55,111 payment for interest accrued as of 12/13/96. On July 15, 1997, the Fund received the remaining principal balance of $979,842 plus $106,861 in interest charges for late payment. In connection with the above, legal fees of $41,689 were incurred.

DREYFUS MUNICIPAL RESERVES
REPORT OF INDEPENDENT AUDITORS
The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Municipal Reserves of The Dreyfus/Laurel Funds, Inc. as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodi an. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Reserves of The Dreyfus/Laurel Funds, Inc. as of October 31, 1997, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years or periods indicated herein, in conformity with generally accepted accounting principles.



New York, New York
December 17, 1997


DREYFUS MUNICIPAL RESERVES
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended October 31, 1997 as "exempt-interest dividends" (not generally subject to regular Federal income tax).



Registration Mark
[Dreyfus lion "d" logo]
DREYFUS MUNICIPAL RESERVES
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940






Printed in U.S.A.                       324/724AR9710
Registration Mark
[Dreyfus logo]
Municipal Reserves
Annual Report
October 31, 1997